Exhibit 99.1

Tel: 215-564-1900 Fax: 215-564-3940 www.bdo.com	Ten Penn Center 1801 Market Street, Suite 1200 Philadelphia, PA 19103

Independent Accountant’s Report

The J.G. Wentworth Company

Chesterbrook, PA 19087

We have performed the procedures enumerated below on JGW ABS Trust 2026-DR-A Notes Transaction of JGW Debt Settlement, LLC (“Originations”) and JGW ABS Trust 2026-DR-A (the “Issuer”, the “Company”, or “Responsible Party”). The Company is responsible for the JGW ABS Trust 2026-DR-A Notes Transaction information.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Company, and Atlas SP Partners, L.P. (the “Specified Party”). Additionally, the Specified Party has agreed to and acknowledged that the procedures performed are appropriate to meet their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the sufficiency of the procedures described below, either for the purpose for which the report has been requested or for any other purpose.

The procedures and the associated findings are as follows:

Purchase Contract File to Data Files Comparison Procedures

1.	The Company provided BDO with:

a.

An electronic data file labeled “Tradeline File – Active and Eligible 20251119.xlsx” which contained information relating to the debt resolution fee receivables (the “Receivables”) as of the close of business on dates specified by the Company (the “Preliminary Cut-Off Date” or November 19, 2025) referred to as the Preliminary Data File; and

b.

An electronic data filed labeled “JGW DR Pool Cut 12-31-2025.xlsx” which contained information relating to the debt resolution fee receivables (the “Receivables) as of the close of business on dates specified by the Company (the “Final Cut-Off Date” or December 31, 2025) referred to as the final data file.

2.	The Company, on behalf of the Issuer, provided BDO with the following:

a.	Access to the Company’s management information system (“Salesforce”) which contained certain information with respect to the Series JGW ABS Trust 2026-DR-A Receivables; and

b.

Electronic files represented by the Company’s management to be copies of original contract documents (the “Documents”) which contained documentation pertaining to the earned and unearned fees of the Series JGW ABS Trust 2026-DR-A Receivables.

We performed no procedures to determine the completeness of the electronic data files listed

BDO USA, P.C., a Virginia professional corporation, is the U.S. member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

BDO is the brand name for the BDO network and for each of the BDO Member Firms.

above and provided to BDO by the Company. We also performed no procedures to determine the completeness or accuracy of the source documents provided to BDO by the Company.

Asset File to Data File Comparison Procedures

3.	As instructed by the Company, we randomly selected two hundred and fifty (250) receivables from the Preliminary Data File.

a.

For each selection from the Preliminary Data File, we compared the characteristics listed below (the “Sample Characteristics”), as shown on the Preliminary Data File, to the contract or settlement letter for the following characteristics and found them to be in agreement as of the Preliminary Cut-Off Date, except for the identified findings listed in Exhibit A:

i.	“Client Enrollment Date” per the contract to the “ENROLLDATE” in the preliminary data file.[1]

ii.	“Settled Fee Percentage” per the contract to the “SETTLE FEE PERCENTAGE” in the preliminary data file.

iii.	“Program Length” per the contract to “PROGRAMLENGTH” in the data file.

iv.	“Customer State” per the contract to the “STATE” in the preliminary data file.

v.	“Deposit Frequency” per the contract to the “DRAFT CYCLE” in the preliminary data file.

b.

For each selection from the Preliminary Data File, we compared the characteristics listed below (the “Sample Characteristics”), as shown on the Preliminary Data File, to the Salesforce Application (“CRM”) the following characteristics and found them to be in agreement, except for the identified findings listed in Exhibit A:

i.	“Deposit Count” per the CRM to the “DRAFTSCLEARED” in the data file.

ii.	“First Deposit Date” per the CRM to the “FIRSTPAYMENTDATE” in the preliminary data file.[1]

iii.	“Current Creditor” per the CRM to the “CURRENTCREDITOR” in the preliminary data file.

iv.	“Creditor Score” per the CRM to the “CREDIT SCORE” in the preliminary data file.

v.	“Original Enrolled Debt Balance” per the CRM to the “ORIGINALBALANCE” in the preliminary data file.[2]

vi.	“Remaining Balance to be Settled” per the CRM to the “BALANCE” in the preliminary data file.[2]

[1]	The Company and Specified Party have agreed that differences of less than 30 business days are not considered exceptions.
[2]	The Company and Specified Party have agreed that differences of less than $1.00 are not considered exceptions.

vii.	“Fees collected to date” per the CRM to the “CLEAREDFEES” in the preliminary data file.[2]

viii.	“Enrolled Debt Status” per the CRM to the “ACCOUNTSTATUS” in the preliminary data file.

ix.	“Total earned fees” per the CRM to the “FEESEARNED” in the data file.[2]

c.

For each selection from the Preliminary Data File, we compared the characteristics listed below (the “Sample Characteristics”), as shown on the Preliminary Data File, to the Settlement Letter for the following characteristics and found them to be in agreement, except for the identified findings listed in Exhibit A:

i.	“Settlement Amount” per the Settlement Letter to the “SETTLEMENTAMOUNT” in the preliminary data file.[2]

d.

For each selection from the Preliminary Data File, we recalculated the characteristics listed below (the “Sample Characteristics”), as shown on the Preliminary Data File by performing the below procedures and found them to be in agreement, except for the identified findings listed in Exhibit A:

i.	Recalculated the JGW total fee by multiplying the total enrolled debt amount for the client by the settlement fee percentage and compared to the “GROSSSERVICEFEES” in the preliminary data file.[2]

ii.	Recalculated the Potential Fee by multiplying the original balance by the fee rate less any collections to date and compared to the “POTENTIAL FEE” in the preliminary data file.[2]

BDO Conclusion: Refer to Exhibit A for exceptions identified.

4.

For each Receivable that is included on the Final Data File, we compared the Receivables included within the Final Data File to those included in the Preliminary Data File and included a listing of receivables that were added and removed between files. We also compared our samples tested within the Preliminary Data File if they were included within the Final Data File.

BDO Conclusion: 232,172 of the receivables included in the Final Data File were not included in the Preliminary Data File, 191,074 of the receivables, included in the Preliminary Data File were not included on the Final Data File (the “Removed Contracts”). 75 receivables from our sample of the Preliminary Data File were removed from the Final Data File.

5.	As instructed by the Company, we randomly selected seventy-five (75) receivables from the Final Data File.

a.

For each selection from the Final Data File, we compared the characteristics listed below (the “Sample Characteristics”), as shown on the Data File, to the contract or settlement letter for the following characteristics and found them to be in agreement as of the Final Cut-Off Date, except for the identified findings listed in Exhibit B:

i.	“Client Enrollment Date” per the contract to the “ENROLLDATE” in the data file.[1]

ii.	“Settled Fee Percentage” per the contract to the “SETTLE FEE PERCENTAGE” in the data file.

iii.	“Program Length” per the contract to “PROGRAMLENGTH” in the data file.

iv.	“Customer State” per the contract to the “STATE” in the data file.

v.	“Deposit Frequency” per the contract to the “DRAFT CYCLE” in the data file.

b.

For each selection from the Final Data File, we compared the characteristics listed below (the “Sample Characteristics”), as shown on the Data File, to the Salesforce Application (“CRM”) the following characteristics and found them to be in agreement, except for the identified findings listed in Exhibit B:

i.	“Deposit Count” per the CRM to the “DRAFTSCLEARED” in the data file.

ii.	“First Deposit Date” per the CRM to the “FIRSTPAYMENTDATE” in the data file.[1]

iii.	“Current Creditor” per the CRM to the “CURRENTCREDITOR” in the data file.

iv.	“Creditor Score” per the CRM to the “CREDIT SCORE” in the data file.

v.	“Original Enrolled Debt Balance” per the CRM to the “ORIGINALBALANCE” in the data file.[2]

vi.	“Remaining Balance to be Settled” per the CRM to the “BALANCE” in the data file.[2]

vii.	“Fees collected to date” per the CRM to the “CLEAREDFEES” in the data file.[2]

viii.	“Enrolled Debt Status” per the CRM to the “ACCOUNTSTATUS” in the data file.

ix.	“Total earned fees” per the CRM to the “FEESEARNED” in the data file.[2]

c.

For each selection from the Data File, we compared the characteristics listed below (the “Sample Characteristics”), as shown on the Data File, to the Settlement Letter for the following characteristics and found them to be in agreement, except for the identified findings listed in Exhibit B:

i.	“Settlement Amount” per the Settlement Letter to the “SETTLEMENTAMOUNT” in the data file.[2]

d.

For each selection from the Data File, we recalculated the characteristics listed below (the “Sample Characteristics”), as shown on the Data File by performing the below procedures and found them to be in agreement, except for the identified findings listed in Exhibit B:

i.	Recalculated the JGW total fee by multiplying the enrolled debt amount by the settlement fee percentage and compared to the “GROSSSERVICEFEES” in the data file.[2]

ii.	Recalculated the Potential Fee by multiplying the original balance by the fee rate less any collections to date and compared to the “POTENTIAL FEE” in the data file.[2]

BDO Conclusion: Refer to Exhibit B for exceptions identified.

The procedures outlined above were limited to comparing or recalculating certain information that is further described in the procedures above. The Responsible Party was responsible for the electronic data files and source documents as listed in paragraphs 1. and 2. above. We were not requested to perform, and we have not performed, any procedures other than those outlined above. We have not verified, and we make no representation as to, the completeness, accuracy or reasonableness of the electronic data files, source documents, and Securitization Offering Memorandum upon which we relied on to perform our procedures as listed in procedures 1a and 1b, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the assets underlying the JGW ABS Trust 2026-DR-A Notes Transaction, (b) questions of legal or tax interpretation, and (c) the accuracy, completeness, or reasonableness of any instructions, assumptions, and methodologies provided to us by the Responsible Party that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, on the JGW ABS Trust 2026-DR-A Notes Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Evaluating or making any findings on any of the following:

i.	Whether the origination of the JGW ABS Trust 2026-DR-A Notes Transaction conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements;

ii.

The fair value of the collateral securing such assets; we have not performed any procedures with respect to the fair value of the securities being offered in the Transaction or the Collateral Obligations within the Transaction. BDO expresses no opinion on the current fair value of these securities or whether the determinations of fair value are consistent with Accounting Standards Codification 820, “Fair Value Measurements and Disclosures”;

iii.	Whether the originator(s) of the assets complied with federal, state, or local laws or regulations; or

iv.

Any other factor or characteristic of the JGW ABS Trust 2026-DR-A Notes Transaction that would be material to the likelihood that the issuer of the notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of The J.G. Wentworth Company and Atlas SP Partners, L.P., and is not intended to be, and should not be, used by anyone other than these specified parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

This report is not to be disclosed or distributed (or information received, orally or in writing, about its contents) to any rating agency or posted to a website pursuant to Rule 17g-5 of the United States Securities Exchange Act of 1934, as amended. This report is not to be referenced or included in any Form ABS-15Ga-2. This report is not intended to test compliance with Regulation RR, 17 C.F.R Part 246, adopted jointly by the SEC and other federal agencies in October 2014 (the “Credit Risk Retention Rule”).

/s/ BDO USA, P.C.

January 9, 2026

Tel: 215-564-1900 Fax: 215-564-3940 www.bdo.com	Ten Penn Center 1801 Market Street, Suite 1200 Philadelphia, PA 19103

Exhibit A – Preliminary Data File Identified Findings

Exception	Per Data File	Per Source Document	Client ID	Management Response
Client Enrollment Date did not tie to support	7/28/2023	9/25/2023	9468659	Client program agreement may contain scrivener’s error related to the date of enrollment. The enrollment agreement and program is fully compliant with all applicable laws and company polices.

Credit Score did not tie to support	597	570	2926136	Credit Score was updated after the date for the data pull. The data mismatch has no impact on the client or the company. The enrollment agreement and program is fully compliant with all applicable laws and company polices.

Settlement Amount did not tie to support	$2,431.33	Nil	9704646	A settlement value was added but the client did not accept the settlement and the offer expired. The value was not cleared out of the CRM and was reported in the data tape. The data mismatch has no impact on the client or the company. The enrollment agreement and program is fully compliant with all applicable laws and company polices.

Exception	Per Data File	Recalculation	Variance	Client ID	Management Response
JGW Total Fee did not tie to support	$5,319.50	$5,459.71	$140.21	12243571	Debts were either added or removed from the program in normal course and in accordance with the company’s policy manual resulting in a variance in the Gross Service Fee field while all tradelines were accurately updated. The variance is limited solely to the Gross Service Fees
	$7,248.32	$9,050.27	$1,801.95	10913130
	$13,737.25	$13,945.83	$208.58	9581241
	$7,114.50	$7,525.27	$410.77	9606898

BDO USA, P.C., a Virginia professional corporation, is the U.S. member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

BDO is the brand name for the BDO network and for each of the BDO Member Firms.

	$2,503.75	$2,365.00	($138.75)	3035229	field which is not utilized for modeling, reporting or analytical purposes.
	$5,173.74	$4,975.56	($198.18)	10995315
	$4,271.93	$4,436.15	$164.22	10018281
	$17,730.90	$18,890.28	$1,159.38	10709278

Totals	$63,099.89	$66,648.07	3,548.18

We were not requested to perform, and we have not performed, any procedures other than those outlined above. We have not verified, and we make no representation as to, the completeness, accuracy or reasonableness of management’s statements referring to responses to findings noted in the Comments column above.

Tel: 215-564-1900 Fax: 215-564-3940 www.bdo.com	Ten Penn Center 1801 Market Street, Suite 1200 Philadelphia, PA 19103

Exhibit B – Final Data File Identified Findings

Exception	Per Data File	Per Source Document	Client ID	Management Response
Credit Score did not tie to support	647	Nil	2898882	Account was migrated from an older CRM to Salesforce and the credit score did not migrate correctly. The enrollment agreement and program is fully compliant with all applicable laws and company polices.

Exception	Per Data File	Recalculation	Variance	Client ID	Management Response
JGW Total Fee did not tie to support	$5,255.41	$4,642.66	($612.75)	11242947	Debts were either added or removed from the program in normal course and in accordance with the company’s policy manual resulting in a variance in the Gross Service Fee field while all tradelines were accurately updated. The variance is limited solely to the Gross Service Fees field which is not utilized for modeling, reporting or analytical purposes.
	$5,099.00	$4,613.00	($486.00)	11138285
	$11,844.68	$7,160.68	($4,684.00)	15478253
	$33,766.19	$32,985.48	($780.71)	9005058

Totals	$55,965.28	$49,401.82	($6,563.46)

We were not requested to perform, and we have not performed, any procedures other than those outlined above. We have not verified, and we make no representation as to, the completeness, accuracy or reasonableness of management’s statements referring to responses to findings noted in the Comments column above.

BDO USA, P.C., a Virginia professional corporation, is the U.S. member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

BDO is the brand name for the BDO network and for each of the BDO Member Firms.